Exhibit 99.1

Editorial Contact:	Investor Contact:
Caroline Yu	Marshall Mohr
Adaptec, Inc.	Adaptec, Inc.
(408) 957-2324	(408) 957-6773
caroline_yu@adaptec.com	marshall_mohr@adaptec.com

ADAPTEC REPORTS BETTER THAN ANTICIPATED SECOND QUARTER RESULTS

•                  Q2 Revenues:  $109.2 million

•                  Q2 Earnings per Share: $0.00 GAAP; $0.03 Pro Forma

•                  Q2 Operating Cash Flow: $23.2 million

MILPITAS, Calif., October 27, 2003 – Adaptec, Inc. (NASDAQ:ADPT), a global leader in storage solutions, today reported its second quarter results for the period ended September 30, 2003.

Net revenues for the second quarter of fiscal 2004 were $109.2 million, compared with $85.7 million for the second quarter of fiscal 2003 and $107.3 for the first quarter of fiscal 2004.

Net income for the second quarter of fiscal 2004, on a generally accepted accounting principles (GAAP) basis, was $0.3 million or $0.00 per share, compared with a net loss of $10.8 million or $0.10 per share for the second quarter of fiscal 2003 and net income of $40.8 million or $0.33 per share for the first quarter of fiscal 2004.  Fiscal 2004 first quarter results include an after tax gain of $49.3 million from the May 2003 settlement with the former president of Distributed Processing Technology Corp.(DPT), a company Adaptec acquired in 1999.  The first and second quarters of fiscal 2004 include the results from Eurologic Systems, acquired April 2, 2003, and the second quarter of fiscal 2004 includes a full quarter of the results of ICP vortex Computersysteme GmbH (ICP vortex) acquired June 5, 2003.

Pro forma net income for the second quarter of fiscal 2004 was $3.7 million or $0.03 per share, compared with $0.6 million or $0.01 per share for the second quarter of fiscal 2003 and $3.6 million or $0.03 per share for the first quarter of fiscal 2004.  Reconciliation between net income/loss on a GAAP basis and pro forma net income is provided in the attached tables.

“We are pleased with our financial results and improved efficiency for the second quarter,” said Robert N. Stephens, Adaptec's president and chief executive officer. "We have made solid progress in Serial ATA, Serial Attached SCSI, IP storage networking and external storage and are linking these technologies into a comprehensive spectrum of scalable product offerings for our customers."

Net revenues for the first six months of fiscal 2004 were $216.5 million, compared with $193.6 million for the first six months of fiscal 2003.

Net income for the first six months of fiscal 2004, on a GAAP basis, was $41.1 million or $0.35 per share, compared with a net loss of $8.3 million or $0.08 per share for the first six months of fiscal 2003.  Pro forma net income for the first six months of fiscal 2004 was $7.3 million or $0.07 per share, compared with $9.0 million or $0.08 per share for the first six months of fiscal 2003.

Financial Highlights

•                  Operating cash flows for the second quarter of fiscal 2004 were $23.2 million, compared with $11.6 million for the second quarter of fiscal 2003 and $38.2 million for the first quarter of fiscal 2004.  Operating cash flows for the second quarter of fiscal 2004 included an $11.4 million tax refund and operating cash flows for the first quarter of fiscal 2004 included $31.0 million associated with claims settled against the former president of DPT.

•                  Cash, cash equivalents and investments as of September 30, 2003, were $683.4 million, compared with $663.6 million at June 30, 2003 and $742.3 million at March 31, 2003.

•                  Days sales outstanding (DSO) in accounts receivable as of September 30, 2003 were 48 days, compared with 49 days at June 30, 2003, and 45 days at March 31, 2003.

•                  Annualized inventory turns were 7.0 in the second quarter of fiscal 2004, compared with 9.1 in the first quarter of fiscal 2004, and 5.3 in the second quarter of fiscal 2003.

•                  Adaptec completed the acquisitions of Eurologic Systems and ICP vortex on April 2 and June 5, respectively.  Eurologic contributed $12.6 million of revenue in the second quarter and $13.2 million of revenue in the first quarter of fiscal 2004, respectively.  ICP vortex contributed $4.9 million of revenue in the second quarter and $0.9 million of revenue in the first quarter of fiscal 2004, respectively.

•                  The Company incurred $1.5 million of restructuring charges during the second quarter primarily related to reductions in headcount.

Business Highlights

•                  Adaptec demonstrated the first prototype Serial Attached SCSI chip at 3-gigabit-per-second protocol transmission speeds in collaboration with HP, Intel, Seagate and Maxtor. As this chip is architected to run at 6-gigabits per second, it offers customers investment protection as faster technologies come to market.  The Adaptec chip is a prototype that supports both Serial Attached SCSI and Serial ATA disk drives.

•                  Adaptec announced availability of a new network accelerator card with enhanced software to increase the performance of servers used in high-performance computing applications.  The Adaptec network accelerator offloads all TCP/IP processing from the host to make more CPU processing power available for networked applications and reduce latency.

•                  Adaptec certified its iSCSI host bus adapters as “ca smart” with Computer Associates International, Inc.’s Brightstor ARCserve Backup, enabling storage area network-based backup solutions built on low-cost, simple-to-deploy IP storage networks.

•                  Adaptec showcased interoperable end-to-end storage solutions – from ASICs for direct-attached storage connectivity and data protection to plug-and-play solutions for storage area networks – at the Intel Developer Forum.

•                  Adaptec and Network Appliance announced the availability of an IP storage area network (SAN) solution that enables small and midsize businesses to deploy cost-effective, easy-to-manage SANs for enterprise-level applications such as online transaction processing, email and enterprise resource planning.

Conference Call

Adaptec’s fiscal 2004 second-quarter earnings conference call is scheduled for 1:45 p.m. PST on October 27, 2003.  The dial-in number for the conference call is (212) 346-6401.  Individuals may also participate free via Webcast by visiting www.adaptec.com 15 minutes prior to the call.  A telephone replay will be made accessible through November 3, 2003, at 800-633-8284, access code 21096605.  A Webcast replay will also be available via Adaptec’s web site.

About Adaptec

Adaptec Inc. (NASDAQ: ADPT) provides end-to-end storage solutions that reliably move, manage and protect critical data and digital content.  Adaptec provides software and hardware solutions for storage connectivity and data protection, storage networking and networked storage subsystems to leading OEM and distribution channel partners.  Adaptec solutions are in use by enterprises, ISPs, medium and small businesses and consumers worldwide.  Adaptec is an S&P Small Cap 600 Index member. More information is available at www.adaptec.com.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.  Forward-looking statements include statements regarding future events or the future performance of Adaptec including, but not limited to, statements regarding our progress with respect to product development and operating expense reductions, the growth of our product portfolio, customer acceptance of our products, improved customer relationships, establishing new partnerships, stability in the market for our products, continued success with product design and performance levels, timely introduction of new technologies, successful business acquisitions and the successful integration of Eurologic Systems.  These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements.  These risks include:  difficulty in forecasting the volume and timing of customer orders, reduced demand in the server, network storage and desktop computer markets, our target markets’ failure to accept, or delay in accepting, network storage and other advanced storage solutions, decline in consumer acceptance of products based on the SCSI standard, the markets’ failure to accept our new products, including our Ultra 320 line of products, the adverse effects of the intense competition we face in our business, and the continued effects of the current economic slowdown in the technology sector.  For a more complete discussion of risks related to our business, reference is made to the section titled “Risk Factors” included in our Form 10-K for the year ended March 31, 2003, on file with the Securities and Exchange Commission.  Adaptec assumes no obligation to update this information or the Risk Factors included in its Form 10-K for the year ended March 31, 2003.

Adaptec, Inc.
GAAP Condensed Consolidated Statements of Operations and
Reconciliation of GAAP to Pro forma Operating Results (*)
(unaudited)

	Three-Month Period Ended
	September 30, 2003				September 30, 2002

	GAAP	Adjustments		Pro forma	GAAP	Adjustments		Pro forma
	(in thousands, except per share amounts)

Net revenues	$109,192	$—		$109,192	$85,709	$—		$85,709
Cost of revenues	62,746	—		62,746	39,519	—		39,519
Gross profit	46,446	—		46,446	46,190	—		46,190
Operating expenses:
Research and development	24,975	(1,116	)(a)	23,859	29,403	(2,736	)(a)	26,667
Selling, marketing and administrative	19,223	(36	)(a)	19,187	23,238	(1,088	)(a)	22,150
Amortization of acquisition-related intangible assets	4,713	(4,713	)(b)	—	3,743	(3,743	)(b)	—
Restructuring and other charges	1,478	(1,478	)(c)	—	7,667	(7,667	)(d)	—
Total operating expenses	50,389	(7,343)		43,046	64,051	(15,234)		48,817
Income (loss) from operations	(3,943)	7,343		3,400	(17,861)	15,234		(2,627)
Interest and other income	4,252	—		4,252	9,633	(2,197	)(e)	7,436
Interest expense	(2,490)	—		(2,490)	(4,011)	—		(4,011)
Income from operations before provision for (benefit from) income taxes	(2,181)	7,343		5,162	(12,239)	13,037		798
Provision for (benefit from) income taxes	(2,442)	3,887	(f)	1,445	(1,419)	1,642	(f)	223
Net income (loss)	$261	$3,456		$3,717	$(10,820)	$11,395		$575

Net income (loss) per share:
Basic	$0.00			$0.03	$(0.10)			$0.01
Diluted	$0.00			$0.03	$(0.10)			$0.01
Shares used in computing net income (loss) per share:
Basic	108,411	—		108,411	106,550	—		106,550
Diluted	110,219	—		110,219	106,550	1,596	(g)	108,146

	Six-Month Period Ended
	September 30, 2003				September 30, 2002

	GAAP	Adjustments		Pro forma	GAAP	Adjustments		Pro forma
	(in thousands, except per share amounts)

Net revenues	$216,485	$—		$216,485	$193,555	$—		$193,555
Cost of revenues	124,177	—		124,177	86,803	—		86,803
Gross profit	92,308	—		92,308	106,752	—		106,752
Operating expenses:
Research and development	50,932	(2,342	)(a)	48,590	60,619	(5,522	)(a)	55,097
Selling, marketing and administrative	39,576	(180	)(a)	39,396	47,291	(2,177	)(a)	45,114
Amortization of acquisition-related intangible assets	9,537	(9,537	)(b)	—	7,487	(7,487	)(b)	—
Write-off of acquired in-process technology	3,649	(3,649	)(h)	—	—	—		—
Restructuring and other charges	1,826	(1,826	)(c)	—	7,667	(7,667	)(d)	—
Total operating expenses	105,520	(17,534)		87,986	123,064	(22,853)		100,211
Income (loss) from operations	(13,212)	17,534		4,322	(16,312)	22,853		6,541
Interest and other income	60,311	(48,790	)(i)	11,521	18,468	(3,297	)(e)	15,171
Interest expense	(5,688)	—		(5,688)	(9,185)	—		(9,185)
Income (loss) from operations before provision for income taxes	41,411	(31,256)		10,155	(7,029)	19,556		12,527
Provision for income taxes	348	2,495	(f)	2,843	1,237	2,270	(f)	3,507
Net income (loss)	$41,063	$(33,751)		$7,312	$(8,266)	$17,286		$9,020

Net income (loss) per share:
Basic	$0.38			$0.07	$(0.08)			$0.08
Diluted	$0.35			$0.07	$(0.08)			$0.08
Shares used in computing net income (loss) per share:
Basic	108,183	—		108,183	106,264	—		106,264
Diluted	126,400	(16,328	)(j)	110,072	106,264	1,897	(g)	108,161

(a)                                  Deferred compensation expense associated with the Platys acquisition.

(b)                                 Amortization of acquisition-related intangible assets related to the acquisitions of DPT, Platys, Eurologic and ICP vortex.

(c)                                  Restructuring charges.

(d)                                 Restructuring charges of $7.2 million and write-off of a minority investment of $0.5 million.

(e)                                  Gain on early extinguishment of 4 ¾ % Convertible Subordinated Notes.

(f)                                    Incremental income taxes associated with certain pro forma adjustments.

(g)                                 Dilutive effect of employee stock options.

(h)                                 Write-off of acquired in-process technology associated with the Eurologic acquisition.

(i)                                     Gain of $49.3 million related to the settlement with the former president of DPT, loss of $0.8 million on redemption of 4 ¾% Convertible Subordinated Notes, and gain distributions of $0.3 million on investments.

(j)                                     Anti-dilutive effect of 3% Convertible Subordinated Notes.

(k)                                  Anti-dilutive effect of 3% and 4 ¾% Convertible Subordinated Notes.

(*)  To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use pro forma measures of operating results, net income/(loss) and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These pro forma measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future.  Specifically, we believe the pro forma results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our core operating results.  In addition, since we have historically reported pro forma results to the investment community, we believe the inclusion of pro forma numbers provides consistency in our financial reporting. Further, these pro forma results are one of the primary indicators management uses for planning and forecasting of future periods. The pro forma information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Adaptec, Inc.

Summary Balance Sheet and Cash Flow Data

(unaudited)

(in thousands)

Balance Sheet Data	As of
	September 30, 2003	March 31, 2003	September 30, 2002
Cash, cash equivalents and marketable securities	$683,425	$742,302	$707,149
Accounts receivable, net	57,369	50,137	47,474
Inventories	40,738	23,496	32,419
Goodwill and other intangible assets	110,540	101,249	110,601
Other assets	157,518	185,795	185,335
Total assets	$1,049,590	$1,102,979	$1,082,978

Current liabilities	$142,637	$247,606	$145,828
Convertible subordinated notes and other long-term obligations	255,888	252,596	335,200
Stockholders’ equity	651,065	602,777	601,950
Total liabilities and stockholders’ equity	$1,049,590	$1,102,979	$1,082,978

Cash Flow Data	Three-Month Period Ended
	September 30, 2003	June 30, 2003	September 30, 2002
Net income (loss)	$261	$40,802	$(10,820)
Adjustments to reconcile net income (loss) to net cash provided by operations:
Non-cash P&L items:
Non-cash restructuring charges	66	—	1,851
Write-off of acquired in-process technology	—	3,649	—
Stock-based compensation related to Platys	1,081	1,271	2,775
Loss (gain) on extinguishment of debt	—	790	(2,197)
Non-cash portion of DPT settlement gain	—	(18,256)	—
Depreciation and amortization	14,184	12,665	11,645
Deferred income taxes	(3,100)	(2,435)	(455)
Other items	156	89	1,000
Changes in assets and liabilities	10,516	(408)	7,833
Net cash provided by operating activities	$23,164	$38,167	$11,632

Other significant cash flow activities:
Payments for business acquisitions, net of cash acquired	(61)	29,945	—
Payment of general holdback in connection with acquisition of Platys	159	—	10,640
Repurchase of 4 ¾% convertible notes	—	83,010	70,374

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Pro forma Operating Results (*)

(unaudited)

	Three-Month Period Ended June 30, 2003
	GAAP	Adjustments		Pro forma
	(in thousands, except per share amounts)

Net revenues	$107,293	$—		$107,293
Cost of revenues	61,431	—		61,431
Gross profit	45,862	—		45,862
Operating expenses:
Research and development	25,957	(1,226	)(a)	24,731
Selling, marketing and administrative	20,353	(144	)(a)	20,209
Amortization of acquisition-related intangible assets	4,824	(4,824	)(b)	—
Write-off of acquired in-process technology	3,649	(3,649	)(h)	—
Restructuring charges	348	(348)		—
Total operating expenses	55,131	(10,191)		44,940
Income (loss) from operations	(9,269)	10,191		922
Interest and other income	56,059	(48,790	)(i)	7,269
Interest expense	(3,198)	—		(3,198)
Income from operations before provision for income taxes	43,592	(38,599)		4,993
Provision for income taxes	2,790	(1,392	)(e)	1,398
Net income	$40,802	$(37,207)		$3,595

Net income per share:
Basic	$0.38			$0.03
Diluted	$0.33			$0.03
Shares used in computing net income per share:
Basic	107,956	—		107,956
Diluted	127,901	(17,975	)(k)	109,926

Please see the footnotes accompanying the Condensed Consolidated Statement of Operations for the three- and six- month periods ended September 30, 2003 and 2002 for an explanation of the footnotes referred to in the table above.